Exhibit 99.2
GLG Partners, Inc. FIRST QUARTER 2009 UPDATE May 11, 2009

FORWARD-LOOKING STATEMENTS This presentation contains statements relating to future results (including certain projections and business trends) of GLG Partners, Inc. ("GLG") that are forward-looking statements. Actual results may differ materially from those projected as a result of certain risks and uncertainties. These risks and uncertainties include, but are not limited to: the volatility in the financial markets; market conditions for the investment funds GLG manages ("GLG Funds"); performance of GLG Funds, the related performance fees and the associated impacts on revenues, net income, cash flows and fund inflows/outflows; the cost of retaining GLG's key investment and other personnel or the loss of such key personnel; risks associated with the expansion of GLG's business in size and geographically; operational risk, including counterparty risk; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GLG's resources; risks associated with the use of leverage, investment in derivatives, availability of credit, interest rates and currency fluctuations, as well as other risks and uncertainties, including those set forth in GLG's filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and GLG undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Nothing in this presentation should be construed as or is intended to be a solicitation for or an offer to provide investment advisory services.

GLG OVERVIEW Notes: 1. Calculated on a dollar-weighted average basis as the composite performance of all constituent funds excluding managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds, the Pendragon funds and all SGAM UK funds. 2. Share price of $3.40 as of May 8, 2009, and non-GAAP fully diluted shares outstanding of 305.4 million as of March 31, 2009. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 3. Includes contractors and temporary personnel. Excludes SGAM UK personnel. 3 GLG is one of the world's leading investment managers Founded in 1995 with a long history of strong and sustained investment performance As of March 31, 2009, $14.0 billion in net assets under management ("AUM") and $18.1 billion in net AUM pro forma for Societe Generale Asset Management UK ("SGAM UK") acquisition, which closed on April 3, 2009, resulting in a 28% CAGR in net AUM since 2002 A broad range of funds and managed accounts comprising both alternative and long-only strategies with focus on equities, macro, emerging markets, convertible and credit strategies Strong recent absolute and relative investment performance with approximately 6.1% net dollar-weighted return on its alternative strategies(1) year-to-date April 30, 2009 Attractive foundation of institutional and high net worth clients Accessed the public markets in November 2007, through a reverse merger transaction with Freedom Acquisition Holdings; GLG currently trades on the NYSE with a market capitalization of $1.04 billion(2) Over 320 people, including approximately 110 investment professionals(3)

LEADING INVESTMENT MANAGER Best Single Hedge Fund Manager for Multi-Strategy Hedge Fund Operators Winner 2008 Financial News Leading Pan-European Hedge Fund 1st 2008 Thomson Extel Surveys No. 1 Hedge Fund (Based on All Votes) Winner 2007, 2006 Thomson Extel Surveys Awards for Excellence Winner 2006 Euromoney No. 1 Research in Fundamentals Winner 2004 Thomson Extel Surveys (3) Strong historical AUM growth Selected awards and rankings Historical Net AUM(1) ($ in billions) Net AUM CAGR 28% Notes: 1. See "Description of Gross and Net Assets Under Management" in Appendix for definition. 2. Includes the approximately $3.0 billion mandated in December 2008 with respect to the sub-advisory arrangement with SGAM UK which ended upon the completion of its acquisition by GLG. 3. Pro forma for SGAM UK acquisition, which closed on April 3, 2009. 4 SGAM UK SGAM UK (2)

Alternative (%) Total (%) 1Q 09 4.4 1.5 2008 (24.6) (28.5) 2007 18.6 16.0 2006 19.5 17.1 2005 10.4 12.5 2004 8.2 8.8 LONG-TERM TRACK RECORD OF STRONG INVESTMENT PERFORMANCE Since the first fund launched in 1997, GLG has achieved 12.9% net-of-fees annualized dollar-weighted return on its alternative strategies* through March 2009 Rebased Index Value 5 Ann. Return 1Q 2009 2008 2007 2006 2005 2004 12.9 4.4 (24.6) 18.6 19.5 10.4 8.2 10.6 1.5 (28.5) 16.0 17.1 12.5 8.8 7.2 0.9 (19.1) 12.6 13.9 7.6 9.6 5.2 (0.3) 9.2 4.0 0.8 3.7 4.9 0.1 (11.7) (38.5) 3.5 13.6 3.0 9.0 (0.4) (10.6) (40.1) 2.8 13.5 13.7 9.5 (0.5) (11.2) (45.5) 0.1 16.5 22.8 9.4 Note: Dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds, Pendragon funds and all SGAM UK funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance is measured by core class in each fund. First GLG fund began trading in January 1997; as a result, indices are rebased to 100 as at January 1, 1997 with monthly data points through to March 31, 2009. Annualized returns are calculated on basis of monthly pricing data. Mar 09

POSITIVE RECENT FUND PERFORMANCE

- Investment performance for YTD thru April 30, 2009 is above composite benchmark returns

	All GLG Funds	Alternative Strategy Funds	Long-Only Strategy Funds	MSCI World Index	S&P 500
DOLLAR-WEIGHTED COMPOSITE RETURNS					
YTD thru April 2009[1]	5.0%	6.1%	1.3%	(1.7%)	(3.4%)
April 2009[1]	3.5%	1.6%	8.8%	10.0%	9.4%
1Q 2009	1.5%	4.4%	(6.8%)	(10.6%)	(11.7%)

Notes: Dollar-weighted average returns are calculated as the composite performance of all constituent funds excluding managed accounts, fund of funds, the GLG Emerging Markets Special Situations Fund, the special asset funds, Pendragon funds and all SGAM UK funds, weighted by the sum of month end fund AUM and fund net inflows on the subsequent dealing day. Performance is measured by core class in each fund.

1. Based on estimated April month end NAVs and AUMs.

6

DIFFERENTIATED INVESTMENT APPROACH Heavy emphasis on fundamental research, tactical trading and a vast network of industry and street contacts. The scale of GLG drives significant access. Investment professionals work on large open research / trading floors. Investment strategies have dedicated investment and risk professionals. Culture, compensation and physical layout are designed to facilitate real time information flow and collaboration. Senior Management Advisory Group comprised of GLG professionals was created in October 2008 and advises the firm on strategic direction and the delivery of best of breed performance for its investors and operations. Risk and controls infrastructure is tailored at the fund level (limits for net and gross exposure, position concentrations, VAR), monitored by distinct risk managers and reviewed at the firm level by the Risk Committee, David Benjamin (Head of Risk) and Emmanuel Roman, Co-CEO. Independent custodians, multiple prime brokers and first class customer statements complemented by regulatory oversight from the FSA and the SEC. 7

DIVERSIFIED MULTI-STRATEGY MODEL

AUM breakdown by investment strategy

- Single Manager Alternative Strategy Funds (22) **34%**
- Long-Only Funds (17) **10%**
- Managed Accounts **44%**
- Internal FoHFs (3) **6%**
- External FoHFs (6) **3%**
- Cash and other holdings **3%**



Single Manager Alternative Strategy Funds (22) 34%

Sub-breakdown of single manager alternative strategy funds



- Equity Long-Short Funds (13) **58%**
- Macro Fund (2) **5%**
- Multi-Strategy Arbitrage Fund (1) **19%**
- Mixed Asset Long-Short Funds (3) **10%**
- Convertible Bond Fund (1) **5%**
- Credit Long-Short Funds (2) **3%**

1997
- GLG Balanced
- GLG Capital Appreciation
- GLG Performance
- GLG Global Convertible
- GLG Opportunity *(restructured into the GLG Global Opportunity Fund in 2002)*

1998
- GLG Market Neutral

1999
- GLG European Equity
- GLG Global Convertible UCITS
- GLG Capital Appreciation *(Distributing)*
- GLG Performance *(Distributing)*

2000
- GLG European Long-Short
- GLG Global Aggressive

2001
- Prescient Alpha

2002
- GLG European Opportunity
- GLG North American Opportunity
- GLG Financials
- GLG Technology
- GLG Credit

2003
- GLG Multi Strategy
- GLG MMI Enhanced

2004
- GLG Japanese Long-Short
- GLG Global Futures
- GLG North American Equity

2005
- GLG Alpha Select
- GLG Emerging Markets
- GLG Consumer
- GLG MMI Japanese Opportunity
- GLG Global Utilities
- GLG Global Convertible UCITS *(Distributing)*

2006
- GLG Event Driven
- GLG Absolute Return Bond
- GLG MMI Directional
- GLG Esprit
- GLG UK Select Equity

2007
- GLG MMI Enhanced II
- GLG Emerging Markets Special Situations
- GLG Environment
- GLG Alpha Capture
- GLG UK Select Equity (Distributing)
- GLG Loan
- GLG Emerging Equity
- GLG Emerging Currency and Fixed Income

2008
- GLG Global Mining
- GLG MMI Select
- GLG Euro Equity UCITS III
- GLG Performance UCITS III
- GLG Performance (Institutional)
- GLG EAFE (Institutional)
- GLG International Small Cap

2009
- GLG Atlas Macro Fund
- GLG EM Credit Opportunity Fund

Notes: Data is based on gross AUM and GLG Funds (excluding the special asset funds and SGAM UK funds) as of March 31, 2009. See "Description of Gross and Net Assets Under Management" in Appendix for definition of "gross AUM". Figures in parentheses indicate number of funds within each strategy and excludes the special asset funds and all SGAM UK funds. Pendragon funds are classified as managed accounts.

8

ATTRACTIVE PLATFORM FOR WORLD CLASS INSTITUTIONS Diversified clientele composed of 60% institutional, 40% high-net-worth clients of net AUM (as of 3/31/09) Growing base of sophisticated institutional clients Superior client focus through dedicated client services team with direct access to the investment management and risk teams and customized, real time client reporting Significant number of clients invested in multiple GLG funds Large proportion of AUM from long-standing clients: Significant number of private high net worth client AUM dates back to near inception Material institutional clients were introduced when first funds were launched in 1997 9

COMMITTED TO TAKE ADVANTAGE OF ATTRACTIVE GROWTH OPPORTUNITIES Committed to recruiting, training and motivating top investment talent Jamil Baz hired from PIMCO as Chief Investment Strategist to develop the firm's Global macro platform and thematic funds Karim Abdel-Motaal and Bart Turtleboom hired from Morgan Stanley as Co- Heads of GLG's Emerging Markets Fund, Emerging Currency and Fixed Income Fund and the Emerging Equity Fund Driss Ben-Brahim hired from Goldman Sachs to develop a special situations platform in addition to the Global Macro platform Extend strong investment track record Expand investment products and strategies Planned fund launches in 2009 include: GLG Atlas Value and Recovery Fund (due to launch June 1st), GLG Convertible Basis Opportunities Fund and numerous 130/30 type products (e.g. Emerging Markets, Emerging Equity, Emerging Fixed Income and Currency, Emerging Markets Credit Opportunities and Pure Alpha) Acquisition of SGAM UK, a long-only asset management business with AUM of approximately $6.8 billion as of March 31, 2009, closed April 3, 2009 Acquisition of two founding partners of Pendragon Capital, Kaveh Sheibani and Julian Harvey Wood, who will focus on event driven strategies; a new fund dedicated to this team is in the process of being launched Build on success in Europe and UK to penetrate other major markets Significant growth opportunities in the US, Middle East and Asia Chairman and Co-CEO, Noam Gottesman relocating to the US to focus on building North American franchise 10

PRUDENT ACQUISITION STRATEGY On April 3, 2009, GLG completed its acquisition of Societe Generale Asset Management UK ("SGAM UK") for approximately $6.5 million in cash SGAM UK is Societe Generale's UK long-only asset management business with assets under management of approximately $6.8 billion as of March 31, 2009 Under the terms of the deal, GLG has acquired SGAM UK's operations and its investment and support staff based primarily in London GLG was acting as a sub-advisor on approximately $3.0 billion of SGAM UK assets until the transaction closed The transaction complements GLG's existing long-only offerings in the UK and Europe and also adds new capabilities directed at Japan, the Middle East and North America 11

COMMITMENT TO REDUCING EXPENSES Reduction in total G&A and non-GAAP CBP(1) expenses from $438 million in 2006 to $318 million in 2008, further expense reduction of $35 million in 2009 Non-GAAP adjusted net income(1) per total revenues have ranged between 25-30% historically Potential for continued expense reduction going forward: Compensation, benefits and profit share significantly variable and discretionary in nature Ability to cut general and administrative expenses further Non-GAAP expenses(1) Non-GAAP adjusted net income(1) / Revenues ($ in millions) Note: 1. See Appendix for a description of this non-GAAP financial measure. (1) 12

RIGOROUS RISK MANAGEMENT AND CONTROLS Real-time positions and exposures for risks are monitored for a number of risk limit categories such as Prospectus Limits, Regulatory Limits, Internal (Soft) Limits, Client Mandated Limits, Other (data integrity) Risk database provides framework for risk analysis, limits monitoring and performance analysis, with consistency of risk data across the firm Risk architecture is scalable and adaptable to new strategies, instruments, and asset classes Infrastructure: Ten member team with six independent risk managers and four risk analysts A strong and independent compliance function, with robust policies and procedures including conflicts, market abuse, KYC/AML Daily interaction with Portfolio Management Team to provide risk attribution and performance analyses Direct reporting to an Independent Risk Committee (IRC) on a daily basis, headed by Emmanuel Roman, Co-CEO, who has no money management responsibilities IRC meets monthly and considers firm-wide risk, sets individual fund risk limits, adjudicates on risk breaches and advises on risk developments and enhancements Remuneration of key personnel not specifically tied to the performance of a single fund or a specific Portfolio Manager 13

FINANCIAL SUMMARY

($ MM except per share amounts)	1Q 2009	1Q 2008	Δ YoY	2008	2007	Δ YoY
Opening Net AUM	15,039	24,612		24,612	15,154	
Inflows (net of redemptions)	50	767		(1,273)	6,077	
Performance (gains net of losses and fees)	(807)	(1,549)		(7,605)	2,383	
Currency translation impact (non-US$ AUM expressed in US$)	(251)	816		(695)	997	
Closing Net AUM	14,031	24,646	(43%)	15,039	24,612	(39%)
Closing Gross AUM	15,419	29,136	(47%)	16,544	29,086	(43%)
Average Net AUM[1]	14,535	24,629	(41%)	21,049	18,981	11%
Management fees	34.4	98.8	(65%)	317.8	287.2	11%
Performance fees	10.8	4.7	130%	107.5	678.7	(84%)
Administration fees	5.5	22.3	(75%)	69.1	64.2	8%
Other	1.0	5.6	(82%)	0.5	10.1	(95%)
Total net revenues and other income	**51.7**	**131.4**	**(61%)**	**495.0**	**1,040.2**	**(52%)**
Compensation, benefits and profit share	(146.7)	(313.0)	(53%)	(952.9)	(1,211.2)	(21%)
General, administrative and other	(22.3)	(30.3)	(26%)	(121.7)	(108.9)	12%
Net interest expense	(2.6)	(4.1)	(37%)	(16.6)	2.4	792%
Realized loss on available-for-sale investments	(21.2)	-	-	-	-	
Income tax expense	(0.6)	(6.2)	(90%)	(14.2)	(64.0)	(78%)
Net loss before non-controlling interests	**(141.7)**	**(222.2)**	**(36%)**	**(610.5)**	**(341.7)**	**79%**
Add: Realized loss on available-for-sale investments	21.2	-		-	-	
Add: Acquisition-related compensation expense[2]	126.7	260.1		756.6	639.1	
Deduct: Tax effect of Acquisition-related compensation expense	(0.3)	-		(3.3)	-	
Deduct: Cumulative dividends	(0.6)	(4.1)		(14.8)	(2.7)	
Non-GAAP adjusted net income[3]	**5.3**	**33.8**	**(84%)**	**128.0**	**294.7**	**(57%)**
Non-GAAP weighted average fully diluted shares[3]	308.2	328.5		308.8	333.7	
Non-GAAP adjusted net income divided by non-GAAP weighted average fully diluted shares	0.02	0.10	(83%)	0.41	0.88	(53%)

Notes:
1. Calculated as a 2 point average for the quarters and 5 point average for the years.
2. Includes non Acquisition-related share-based compensation of approximately $72 million for full year 2008.
3. See the Appendix for a description of this non-GAAP financial measure.

14

KEY PERFORMANCE RATIOS Notes: 1. Ratios are annualized for quarterly periods. Ratios calculated using the 1Q 2009 and 4Q 2008 average net AUM exclude the approximately $3.0 billion mandated with respect to the sub-advisory arrangement with Societe Generale Asset Management UK ("SGAM UK") which terminated upon the completion of its acquisition by GLG on April 3, 2009. 2. Since performance fees are only recognized when they crystallize, typically on June 30th and December 31st, total net revenues and other income captures first half performance fees in Q2 and second half performance fees in Q4. 3. See the Appendix for a description of this non-GAAP financial measure. 1Q 2009 1Q 2008 YoY ^ 2008 2007 YoY ^ Management fees and Administration fees / Average net AUM(1) Management fees and Administration fees / Average net AUM(1) 1.39% 1.97% (0.58%) 1.90% 1.85% 0.05% Total net revenues and other income(2) / Average net AUM(1) Total net revenues and other income(2) / Average net AUM(1) 1.80% 2.13% (0.33%) 2.43% 5.48% (3.05%) Compensation, benefits and profit share less Acquisition-related compensation expense ("CBP")(3) / Total net revenues and other income Compensation, benefits and profit share less Acquisition-related compensation expense ("CBP")(3) / Total net revenues and other income 38.5% 40.3% (1.8%) 39.7% 55.0% (15.3%) General, administrative and other expenses / Average net AUM(1) General, administrative and other expenses / Average net AUM(1) 0.8% 0.5% 0.3% 0.6% 0.6% - Non-GAAP adjusted net income(3) / Total net revenues and other income Non-GAAP adjusted net income(3) / Total net revenues and other income 10.3% 25.7% (15.4%) 25.9% 28.3% (2.4%) "Effective" tax rate (sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense divided by pre-tax adjusted net income) "Effective" tax rate (sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense divided by pre-tax adjusted net income) 22.8% 23.4% (0.6%) 20.2% 18.5% 1.7% 15

INVESTMENT HIGHLIGHTS GLG is an attractive investment opportunity Leading investment manager Diversified multi-strategy business model Long-term track record of strong and sustained investment performance Positive recent investment performance Differentiated investment approach and dedicated investment professionals Attractive platform for world class institutions Committed to take advantage of attractive growth opportunities Prudent acquisition strategy Commitment to reducing expenses Rigorous risk management and controls Management depth, experience and commitment 16

APPENDIX

HISTORY OF GLG GLG was founded by Noam Gottesman, Pierre Lagrange and Jonathan Green in 1995 as a division of Lehman Brothers Founders had worked together at Goldman Sachs Private Client Services since late 1980s GLG began to offer fund products in early 1997 Became an independent business in 2000, with Lehman Brothers initially holding a 20% minority interest (currently 11%) Since 2000, GLG has made considerable investments developing a cohesive investment management team and robust platform GLG accessed the public markets through a reverse acquisition transaction with Freedom in November 2007 GLG acquired Societe Generale Asset Management UK, a $6.8 billion UK-based long- only asset manager, in April 2009 18

FOREIGN CURRENCY IMPACT ON AUM GLG typically offers multi-currency share classes to its investors in each of its Funds As of March 31, 2009, the AUM split was as follows: 19 0.4 BN (0.7) BN 0.7 BN 1.0 BN (0.7) BN (0.3) BN 1Q 09* 2004 2005 2006 2007 2008 FX Impact in $ * Quarterly data has not been annualized USD EUR GBP Excluding SGAM UK sub-advisory mandate 46% 42% 5% Including SGAM UK sub-advisory mandate 37% 34% 23% With a de minimis amount of other currencies

GLG's original Credit Agreement set out two major financial covenants: Fee-paying or gross AUM had to be at least $15 billion at December 31, 2008 and must reach $15.5 billion at December 31, 2009 Leverage ratio (funded debt to trailing four quarter adjusted EBITDA) must not exceed 4.5 to 1 on the last day of each fiscal quarter Fee paying AUM was approximately $16 billion as at year ended December 31, 2008 satisfying the minimum AUM requirement Total company funded debt as of March 31, 2009 was $570 million bringing the leverage ratio to 2.8 which satisfies the second covenant On May 11, 2009, GLG announced that it reached an agreement with its senior lenders to amend its credit agreement. Upon the amendment to the credit agreement becoming effective(1), GLG's financial covenants will be eliminated. DEBT COVENANT COMPLIANCE 20 Note: 1. The effectiveness of the amendment is conditioned upon certain factors, the full details of which are set out in the press release issued by GLG on May 11, 2009.

TAXES GLG expects its "effective" tax rate(1) to be in the range of 20% to 25% over the next three years, but the "effective" tax rate will depend on a number of factors: Jurisdictions in which GLG does business and the income taxes in those jurisdictions Relative growth rates in earnings in the jurisdictions in which GLG does business GLG's low expected "effective" tax rate going forward is largely the result of the asset basis step-up and associated 15-year goodwill amortization deduction for US tax purposes as a result of the reverse acquisition transaction (approximately $216 million per year). Tax laws frequently change, sometimes with a retroactive effect. Until the legislation is finalized, it is often difficult to predict the impact of tax legislation on our financial results. No assurance can be given that tax law changes will not materially affect our financial position. Tax law proposals currently include: The UK is considering draft legislation, proposed to be effective January 1, 2010, that would place limitations on U.K. corporation tax deductions for financing costs based on the worldwide financing costs of the corporate group. The U.S. Congress is considering changes to U.S. income tax laws which would increase the U.S. income tax rate imposed on "carried interest" earnings and would subject to U.S. corporate income tax certain publicly held private equity firms and hedge funds structured as partnerships (for U.S. federal income tax purposes). These changes would not apply to us because the Company is already taxed in the United States as a U.S. corporation and earns fee income and does not receive a "carried interest". President Obama and the U.S. Treasury Department proposed, on May 5, 2009, changes in certain of the U.S. tax rules for U.S. corporations doing business outside the United States. The proposed changes would limit the ability of U.S. corporations to deduct expenses attributable to offshore earnings, modify the foreign tax credit rules and further restrict the ability of U.S. corporations to transfers fund between foreign subsidiaries without triggering U.S. income tax. The proposals contain very little detail and the scope of this proposed change, and its potential impact, is unclear. 21 Notes: 1. "Effective" tax rate is the sum of income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense divided by sum of adjusted net income, income taxes, cumulative dividends and tax effect of Acquisition-related compensation expense. Cumulative dividends are distributions payable to the holders of exchangeable shares of FA Sub 2 Limited, a subsidiary of GLG Partners, Inc, in respect of our estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate.

SUMMARY OF GLG WARRANTS (NYSE: GLG/WS) Public Offering Warrants Founders' Warrants Sponsors' Warrants Co-Investment Warrants Outstanding(1) 32,984,674 12,000,003 4,500,000 5,000,000 Exercise Price $7.50 $7.50 $7.50 $7.50 Exercise Period(2) December 21, 2007 until December 28, 2011 Closing price > $14.25 for 20 trading days within a 30 trading day period beginning 90 days after a Business Combination Same as Public Offering Warrants Same as Public Offering Warrants Redemption Conditions All outstanding warrants are redeemed Closing price >$14.25 on each of 20 trading days within any 30 trading day period ending on the third business day prior to the date the redemption notice is given N/A as long as held by founders or their permitted transferees N/A as long as held by founders or their permitted transferees Same as Public Offering Warrants Redemption Notice No less than 30 days prior to redemption N/A N/A Same as Public Offering Warrants Redemption Price $0.01 per warrant N/A N/A Same as Public Offering Warrants "Cashless Exercise" Only applicable to warrants exercised in a redemption period If Public Offering Warrants become exercisable and are called for redemption, founders and sponsors will agree to amend to provide for cashless exercise Same as Founders' Warrants Same as Public Offering Warrants 22 Notes: 1. As of May 11, 2009. 2. All warrants will expire on December 28, 2011.

SHARE / WARRANT REPURCHASE PROGRAM In 2009, through May 11, GLG repurchased a total of 28.3 million shares of GLG common stock for an aggregate cost of $64.4 million, leaving 246.5 million common shares and 58.9 million FA Sub 2 Exchangeable Shares outstanding. No warrants were repurchased or exercised during the period. Since the inception of GLG's repurchase program in November 2007, GLG has repurchased a total of 14.3 million warrants for $82.9 million and 29.9 million shares for $72.1 million and 5.5 million warrants have been exercised at $7.50 per share for aggregate proceeds of $41.4 million. 23

MARKET CAPITALIZATION As of As of As of March 31, 2009 December 31, 2008 March 31, 2008 Outstanding (MM) Issued and outstanding common stock 246.5 245.8 247.4 FA Sub 2 Limited Exchangeable Shares 58.9 58.9 58.9 Total 305.4 304.7 306.3 Warrants 54.5 54.5 54.5 Equity Market Capitalization Stock price: Warrant price: $2.84 $0.15 $2.27 $0.05 $11.87 $4.55 Common equity market capitalization(1) $867m $693m $3.64bn Warrant market capitalization $8m $3m $248m Total equity capitalization $875 $696m $3.89bn Note: 1. Assumes conversion of FA Sub 2 Limited Exchangeable Shares. 24

COMPOSITION OF ASSETS UNDER MANAGEMENT 25 Note: Inflows over a period can distort performance figures when expressed as a percentage of opening net AUM. 1. Average net AUM is calculated as a 2 point average for the quarters. ($ MM) * Includes the approximately $3.0 billion mandated in December 2008 with respect to the sub-advisory arrangement with SGAM UK which ended upon the completion of its acquisition by GLG on April 3, 2009. (1) (1)

DESCRIPTION OF GROSS AND NET ASSETS UNDER MANAGEMENT GLG's funds make use of fund-in-fund reinvestment in the following ways: GLG's internal fund of hedge fund ("FoHF") products invest substantially all of their assets in GLG's single-manager alternative or long-only fund products; GLG's external FoHF products may invest a small proportion of their assets in other GLG external FoHF products; GLG's single-manager alternative fund products may invest some proportion of their assets in other GLG single-manager alternative fund products; and GLG's long-only fund products may invest some proportion of their assets in other GLG long-only fund products. Gross AUM presentation includes assets invested from other GLG Funds Net AUM presentation is net of assets invested from other GLG Funds 26

DESCRIPTION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARE COUNT 27 Non-GAAP weighted average fully diluted shares: GLG's management assesses business performance per share based on the measure "non-GAAP weighted average fully diluted shares outstanding," which adjusts average fully diluted shares outstanding under GAAP for (1) the unvested shares issued pursuant to our equity participation plan, which are recorded under GAAP as treasury shares, but upon which we will pay dividends to the extent we pay them on vested shares; and (2) unvested shares awarded under our 2007 Restricted Stock Plan and our 2007 Long-Term Incentive Plan upon which we will pay dividends to the extent we pay them on vested shares. Non-GAAP weighted average fully diluted shares is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP fully-diluted shares outstanding or in calculating GAAP earnings per share. Non-GAAP weighted average fully diluted shares is a non-GAAP financial measure that we use internally to measure the number of shares on which we may elect to pay dividends plus the warrants outstanding under the treasury stock method.

RECONCILIATION OF NON-GAAP WEIGHTED AVERAGE FULLY DILUTED SHARES 28 Notes: 1. Reflects weighted average diluted shares outstanding eligible to receive common dividends or the equivalent, plus diluted warrants outstanding under the treasury stock method. 2. Assumes conversion of FA Sub 2 Limited Exchangeable Shares

LIMITED PARTNER PROFIT SHARE ARRANGEMENT Mid-2006, GLG entered into partnerships with a number of its key personnel. Other key personnel have since joined these partnerships. These individuals: Ceased being employees and became holders of direct or indirect limited partnership interests in GLG entities and provide services to GLG directly or through two limited liability partnerships. Are entitled to: Priority drawings paid as a partnership draw: a fixed base limited partner profit share and a variable limited partner profit share which is contractually linked to management fees and performance fees attributable to the individuals concerned. Discretionary limited partner profit share which is determined by management in its sole discretion. 29

ACQUISITION-RELATED COMPENSATION EXPENSE Following the reverse acquisition transaction, and as required by SFAS 123(R), GLG's GAAP compensation, benefits and profit share expense reflects share-based and other compensation recognized in respect of: the equity participation plan (including with respect to the cash portion of the awards under the plan in the aggregate amounts of $91 million, $47 million and $5 million for the three 12-month periods beginning with the consummation of the acquisition). Related expenses will end in 2010(1). 10,000,000 shares allocated for the benefit of employees, service providers and certain key personnel under the Restricted Stock Plan. Related expenses will end in 2011(2). shares allocated for the benefit of employees and certain key personnel under the 2007 LTIP. Related expenses will end in 2013(3). the agreement among the Principals and Trustees. Related expenses will end in 2012(4). GLG subtracts any compensation expense related to dividends paid on unvested shares. Compensation expense is only booked in accordance with SFAS 123(R) on dividends on unvested shares that are ultimately not expected to vest. 30 Notes: 1. Original vesting period lasting three years. 2. Original vesting period lasting four years. 3. Original vesting period lasting six years. 4. Original vesting period lasting five years.

COMPENSATION, BENEFITS AND PROFIT SHARE Under GAAP, there is a charge to compensation expense for Acquisition-related compensation expense based on certain service conditions. However, GLG's management believes that this charge does not reflect its ongoing core business operations and compensation expense. Instead GLG's management assesses its personnel-related expenses based on the measure non-GAAP compensation, benefits and profit share, or non-GAAP CBP. Non-GAAP CBP reflects GAAP compensation, benefits and partner profit share adjusted to exclude Acquisition-related compensation expense in connection with the acquisition by Freedom Acquisition Holdings, Inc. ("Freedom") of GLG Partners LP and associated entities. Non-GAAP CBP is not a measure of financial performance under GAAP and should not be considered as an alternative to employee compensation and benefits. 31

RECONCILIATION OF NON-GAAP CBP 32

ADJUSTED NET INCOME Non-GAAP Adjusted Net Income: GLG's management assesses the underlying performance of its business based on the measure "adjusted net income," which adjusts net income before non-controlling interests for (1) the Acquisition-related compensation expense, (2) to the extent that GLG records a tax benefit related to Acquisition-related compensation that is tax deductible for GAAP purposes, the impact of that tax benefit in calculating non-GAAP adjusted net income, (3) any gains or losses realized from investments in GLG Funds held by equity participation plan participants in connection with the Acquisition, and (4) the cumulative dividends payable to the holders of exchangeable shares of its FA Sub 2 Limited subsidiary in respect of its estimate of the net taxable income of FA Sub 2 Limited allocable to such holders multiplied by an assumed tax rate. A reconciliation of non-GAAP adjusted net income to GAAP net loss before non-controlling interests is provided in the Financial Summary on page 14. Adjusted net income is not a measure of financial performance under GAAP and should not be considered as an alternative to GAAP net income as an indicator of GLG's operating performance or any other measures of performance derived in accordance with GAAP. 33